787 Seventh Avenue New York, NY 10019-6099 Tel: 212 728 8000 Fax: 212 728 8111

April 1, 2020

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock Funds VI

Ladies and Gentlemen:

On behalf of BlackRock Funds VI and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement to the Summary Prospectuses and Prospectuses of BlackRock CoreAlpha Bond Fund (the “Fund”), as applicable, as filed pursuant to Rule 497(e) under the Securities Act of 1933 on March 12, 2020 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.

Any questions or comments on the 497 Filing should be directed to the undersigned at (212) 728-8925.

Very truly yours,

/s/ Curtis A. Tate
Curtis A. Tate

cc:	Janey Ahn, Esq.
Elliot J. Gluck, Esq.